SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2004

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

0-14488	76-0025431
(Commission File Number)	(IRS Employer Identification No.)

10811 S. Westview Circle Building C, Ste. 100 Houston, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

(713) 881-8900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

Reference is made to the press release dated July 2, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No. 99.1—Press Release dated July 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL, INC.

Dated: July 2, 2004	By:	/s/ RANDALL D. STILLEY
	Name:	RANDALL D. STILLEY
	Title:	Chief Executive Officer and President